UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15011 Katy Freeway, Suite 800, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (281) 749-7800

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Alpha Admiral Company, a subsidiary of Atwood Oceanics, Inc. (the “Company”), and Daewoo Shipbuilding & Marine Engineering Co., Ltd. (“DSME”) entered into Supplemental Agreement No. 4 dated 17 December 2015 to the Drillship Contract dated 27 September 2012 by and between Alpha Admiral Company and DSME (the “Admiral Supplemental Agreement”). The Admiral Supplemental Agreement provides for, among other things: (i) a delay in the delivery of the Atwood Admiral until September 30, 2017, (ii) a payment of $50 million by Alpha Admiral Company to DSME on December 31, 2015, and (ii) an extension of the remaining milestone payments of $93.9 million until the delivery date. This description of the Admiral Supplemental Agreement is a summary only and is qualified in its entirety by the full and complete terms of the Admiral Supplemental Agreement, which is attached as Exhibit 10.1 hereto

Alpha Archer Company, a subsidiary of the Company, and DSME entered into Supplemental Agreement No. 4 dated 17 December 2015 to Drillship Contract dated 24 June 2013 by and between Alpha Archer Company and DSME (the “Archer Supplemental Agreement’). The Archer Supplemental Agreement provides for, among other things: (i) a delay in the delivery of the Atwood Archer until June 30, 2018, (ii) a payment of $50 million by Alpha Archer Company to DSME on December 31, 2015, and (ii) an extension of the remaining milestone payments of $305 million until the delivery date. This description of the Archer Supplemental Agreement is a summary only and is qualified in its entirety by the full and complete terms of the Archer Supplemental Agreement, which is attached as Exhibit 10.2 hereto

ITEM 7.01 REGULATION FD DISCLOSURE

On December 18, 2015, the Company issued a press release announcing the drillships delivery delay. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibits 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section and such information, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Exchange Act of the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

The exhibits to this report furnished pursuant to item 7.01 are as follows:

10.1	Supplemental Agreement No. 4 dated 17 December 2015 to the Drillship Contract dated 27 September 2012 by and between Alpha Admiral Company and Daewoo Shipbuilding & Marine Engineering Co., Ltd.
10.2	Supplemental Agreement No. 4 dated 17 December 2015 to Drillship Contract dated 24 June 2013 by and between Alpha Archer Company and Daewoo Shipbuilding & Marine Engineering Co., Ltd.
99.1	Press Release dated December 18, 2015, announcing the changes to ultra-deepwater drillship delivery and milestone payment schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)
Date: December 18, 2015
/s/ Mark W. Smith
Mark W. Smith
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO	DESCRIPTION

10.1	Supplemental Agreement No. 4 dated 17 December 2015 to the Drillship Contract dated 27 September 2012 by and between Alpha Admiral Company and Daewoo Shipbuilding & Marine Engineering Co., Ltd.
10.2	Supplemental Agreement No. 4 dated 17 December 2015 to Drillship Contract dated 24 June 2013 by and between Alpha Archer Company and Daewoo Shipbuilding & Marine Engineering Co., Ltd.
99.1	Press Release dated December 18, 2015, announcing the changes to ultra-deepwater drillship delivery and milestone payment schedules.